                                                                   EXHIBIT 10.13

                                 CONFORMED COPY


                             DATED 3 February 1999


                      AMENDMENT AND RESTATEMENT AGREEMENT


                                relating to the

                    REVOLVING MULTICURRENCY CREDIT FACILITY
                             of up to DM214,000,000

                               DATED 12 MAY 1998

                                    between

                     THE DERBY CYCLE CORPORATION AND OTHERS
                         as Borrowers and/or Guarantors


                              CHASE MANHATTAN plc
                                  as Arranger


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                    as Banks


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                             as Facility Agreement



                               Dibb Lupton Alsop
                                125 London Wall
                                     LONDON
                                    EC2Y 5AE

                               Tel: 0345 26 27 28
                               Fax: 0171 600 1753

                                    CONTENTS


1. INTERPRETATION......................................................  1

2. AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT...................  3

3. REPRESENTATIONS AND WARRANTIES......................................  3

4. CONSENT AND UNDERTAKINGS............................................  3

5. MISCELLANEOUS.......................................................  4

6. JURISDICTION........................................................  4

7. GOVERNING LAW.......................................................  5

SCHEDULE 1.............................................................  6


  The Borrowers........................................................  6


SCHEDULE 2.............................................................  7


  Guarantors...........................................................  7


SCHEDULE 3.............................................................  9


  Conditions Precedent Documentation...................................  9


SCHEDULE 4............................................................. 13


  The Banks............................................................ 13


SCHEDULE 5............................................................. 14


  The Amended and Restated Credit Agreement............................ 14


THIS AMENDMENT AND RESTATEMENT AGREEMENT is made the 3 February 1999

BETWEEN:

(1) THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 22710 72nd Avenue South, Kent, Washington, 98032 (the "COMPANY");

(2)  THE COMPANIES  identified as Borrowers in Schedule 1;

(3)  THE COMPANIES identified as Guarantors in Schedule 2;

(4)  CHASE MANHATTAN plc (the "ARRANGER");

(5)  THE FINANCIAL INSTITUTIONS identified as banks in Schedule 4 (the "BANKS");

(6)  CHASE MANHATTAN INTERNATIONAL LIMITED  (the "FACILITY AGENT");

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "SECURITY AGENT").

WHEREAS:

(A) By an agreement dated 12 May 1998 between the parties to this Amendment and Restatement Agreement (as the same was amended pursuant to an Amendment Agreement dated 12 November 1998) (the "CREDIT AGREEMENT") the Banks agreed, subject to the terms and conditions stated therein, to make available to the Borrowers a multicurrency revolving credit facility in a maximum amount of up to DM214,000,000 (or the equivalent thereof in other currencies).

(B) The parties to the Credit Agreement have agreed that the Credit Agreement be amended and restated as set out in this Amendment and Restatement Agreement.

NOW IT IS HEREBY as follows:

1.  INTERPRETATION

    1.1 The terms defined in the Credit Agreement shall, unless otherwise defined herein, bear the same meaning herein (including the recitals hereto).

    1.2   In this Amendment and Restatement Agreement:

          "AMENDMENT FEE LETTERS" means each of the fee letters dated on or about the date of this Agreement and in the agreed form from the Company and addressed respectively to the Banks and the Arranger;

          "BEJKA ASSETS" means the assets of and business to be purchased by Derby Sweden A.B. pursuant to the Diamond Back Acquisition Agreement from Bejka Trading A.B.;

          "DIAMOND BACK SECURITY DOCUMENTS" means all of the following:

    1.2.1 Share pledge granted by the Derby Cycle Corporation over 66.6% of the whole of the issued share capital of Derby Sweden A.B.;

    1.2.2 Security granted by Derby Sweden A.B. over such of its assets as the Security Agent may require; and

    1.2.3 the Further US Security Documents.

          "DIAMOND BACK TRANSACTION COSTS" means all fees, out-of-pocket costs and expenses and stamp duty (if any), registration, transfer and similar taxes incurred by any Group Member in connection with the negotiation, preparation and execution of the Diamond Back Acquisition Agreement and this Amendment and Restatement Agreement or otherwise in connection with, or resulting from the Diamond Back Acquisition, this Amendment and Restatement Agreement and each of the conditions or matters referred to therein or herein, each in the aggregate amount as set out in a letter in an agreed form from the Company to the Facility Agent entitled "Diamond Back Transaction Costs" and provided to the Facility Agent pursuant to paragraph 5.9 of Schedule 3 (the "DIAMOND BACK TRANSACTION COSTS LETTER");

          "DIAMOND BACK FUNDS FLOW MEMORANDUM" means the funds flow memorandum in the agreed form prepared by the Company containing the flow of funds so as to complete the Diamond Back Acquisition;

          "EFFECTIVE DATE" means the date that each of the Persons specified as being a party to this Amendment and Restatement Agreement have become a party to this Amendment and Restatement Agreement and the Facility Agent has confirmed to the Company and the Banks that each of the documents listed in Schedule 3 have been delivered to it in a form and substance satisfactory to it;

          "IRISH SUPPLEMENTAL DEED" means the agreement in the agreed form and made between the Irish Subsidiaries and the Security Agent pursuant to which the terms of the debenture dated 11 May 1998 and made between the Irish Subsidiaries and the Security Agent are amended;

          "IRISH SUBSIDIARIES" means Raleigh Ireland Limited and Curragh Finance Company;

          "GERMAN AMENDMENT AGREEMENT" means the agreement in the agreed form and made between the German Subsidiaries and the Security Agent pursuant to which the terms of the assignment by way of security of the intercompany receivables dated 11-12 May 1998 and made between the German Subsidiaries and the Security Agent, are amended;

          "GERMAN SUBSIDIARIES" means Derby Holding (Deutschland), GmbH, Winora Staiger GmbH, Englebert Wiener Bike Parts GmbH, Univega Bikes & Sports Europe GmbH (formerly MS Sport Vertriebs GmbH) and Univega Worldwide Licence GmbH;

          "PURCHASERS" means, collectively, Derby Cycle Corporation and Derby Sweden AB;

          "FURTHER US SECURITY DOCUMENTS" means an amendment to Security Agreement, an amendment to Patent and Trademark Security Agreement, an amendment to the Pledge Agreement and a Patent Assignment for Security Purposes each dated on or about the date of this Agreement and made between the Company and the Security Agent;

         "VENDORS" means collectively, Diamond Back International Limited, Western States Import Company Inc and Bejka Trading AB.

         The provisions of Clause 1.3 of the Credit Agreement shall be deemed to be incorporated herein mutatis mutandis save that references therein to "this Agreement" shall be references to this Amendment and Restatement Agreement and not the Credit Agreement.

2.  AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT

     On the Effective Date the Credit Agreement shall be amended and restated as set out in the Schedule 5.

3.  REPRESENTATIONS AND WARRANTIES

    3.1 The Company represents that, as at the date hereof, the representations and warranties set out in Clause 18.1 of the Credit Agreement (to the extent that the same are repeated from time to time pursuant to Clause
         18.2 of the Credit Agreement) are true.

    3.2 The Company further represents that, as at the date hereof, the representations and warranties set out in Clause 18.1 (k), (l), (m),
         (r) and (ff) and which relate to all financial and other information and Reports delivered post-Closing in respect of the Diamond Back Acquisition are true.

4.  CONSENT AND UNDERTAKINGS

    4.1 Subject to the Effective Date occurring on or before 10 February 1999, each of the Banks confirm that they consent to the Diamond Back Acquisition provided that the maximum aggregate consideration payable in respect thereof does not exceed $42,800,000 (or the equivalent thereof in other currencies).

    4.2 Subject to the Effective Date occurring on or before 10 February 1999, each of the Banks confirm that they consent to the IGF Liquidation provided that, two months following the filing with the Commercial Register of the Chamber of Commerce in Curacao of the Plan of Distribution (Plan van Uitkering) in connection with the IGF Liquidation (and which will be made by no later than 6 weeks after the date of this Agreement), all of InterDerby Group Finance NV's assets which are (or were prior to the liquidation) charged in favour of the Security Agent have been assigned to Derby Holding (Deutschland) GmbH and are subject to the Security Documents granted by Derby Holding (Deutschland) GmbH and that such notices of assignment and registration as are necessary to effect such assignments in accordance with applicable law are made forthwith Provided that, at all times, all such assets are subject to an Encumbrance granted in favour of the Security Agent, whether by InterDerby Group Finance NV or Derby Holding (Deutschland) GmbH.

    4.3 The Company undertakes to procure that as soon as is practicable and in any event within 60 days of the date of this Amendment and Restatement Agreement, Derby Sweden AB shall have obtained the appropriate approvals from the relevant Swedish Authority such that the Guarantee and any Finance Documents requiring such approvals and to which Derby Sweden AB is a party, and which, pending such approvals are conditional, become unconditional.

    4.4 The Company undertakes to procure that as soon as is practicable and in any event within 10 days of this Amendment and Restatement Agreement, that it shall have executed a leasehold deed of trust in a form satisfactory to the Security Agent in respect of the Ventura Headquarters, Ventura, California, and that promptly thereafter it shall deliver to the Security Agent the original leasehold deed of trust and shall promptly lodge the appropriate registration at the Land Records, Ventura County, California.

5.  MISCELLANEOUS

    5.1 The Credit Agreement and this Amendment and Restatement Agreement shall be read and construed as a single document.

    5.2 On the date hereof, the Obligors represent and warrant that no Event of Default or Potential Event of Default has occurred which has not been remedied or otherwise waived by the Banks and no Event of Default or Potential Event of Default would occur as a result of the Obligors entering into this Amendment and Restatement Agreement.

    5.3 The provisions of Clause 33 (NOTICES) of the Credit Agreement shall apply to all communications or documents to be made or delivered pursuant to this Amendment and Restatement Agreement.

    5.4 This Amendment and Restatement Agreement may be executed in any number of counterparts and by different Parties on separate counterparts each of which, when executed and delivered, shall constitute an original and all the counterparts shall together constitute but one and the same instrument.

    5.5 The Guarantors confirm that the Guarantee contained in the Credit Agreement at Clause 23 shall remain in full force and effect notwithstanding this Amendment and Restatement Agreement.

6.  JURISDICTION

    6.1  COURTS OF ENGLAND

         For the benefit of each Finance Party, each of the Obligors agree that the courts of England have jurisdiction to hear and settle any action, suit, proceeding or dispute in connection with this Amendment and Restatement Agreement or any of the other Senior Finance Documents and therefore irrevocably submits to the jurisdiction of those courts.

    6.2  NON-EXCLUSIVITY

         The submission to the jurisdiction of the English courts does not restrict the right of a Finance Party to take proceedings against an Obligor in connection with this Amendment and Restatement Agreement or any of the other Senior Finance Documents in any other court of competent jurisdiction, whether concurrently or not.

    6.3  SERVICE OF PROCESS AGENT

         (a) In addition to any other appropriate method of service, each of the Non-UK Obligors irrevocably agrees that any suit, action or proceeding may be served on it by being delivered to Derby Holding Limited at 62 Triumph Road, Nottingham, NG7 2DD, England or its registered office and confirms that it has appointed the Company as its agent for such purpose.

         (b) Each of the Non-UK Obligors confirms that failure by its process agent to notify it of receipt of any process will not invalidate the proceedings to which it relates.

         (c) If the appointment of a process agent ceases to be effective, the relevant Non-UK Obligor shall immediately appoint a further Person in England as its process agent in respect of this Amendment and Restatement Agreement and each of the other Senior Finance Documents and notify the Facility Agent of such appointment. If such a Person is not appointed within 15 days of such notification the Facility Agent shall be entitled to appoint such a Person.

    6.4  NON-CONVENIENCE OF FORUM

         Each of the Non-UK Obligors confirms that the English courts are not an inconvenient forum and irrevocably waives any right it may have to object to them on the grounds of inconvenience or otherwise.

7.  GOVERNING LAW

    This Amendment and Restatement Agreement is governed by and shall be construed in accordance with English Law.

THIS AGREEMENT has been entered into by the Parties on the date stated at the beginning of this Amendment and Restatement Agreement.

                                   SCHEDULE 1

                                 THE BORROWERS

            NAME                                        JURISDICTION OF INCORPORATION
Raleigh Industries Limited                         England And Wales

Sturmey-Archer Limited                             England and Wales

Derby Holding (Deutschland) GmbH                   Germany

Koninklijke Gazelle BV                             Netherlands

The Derby Cycle Corporation                        The United States of America

Raleigh Industries of Canada Limited               Canada

Raleigh Europe B.V.                                Netherlands

Raleigh B.V.                                       Netherlands

Englebert Wiener Bike Parts GmbH                   Germany

Winora-Staiger GmbH                                Germany

Derby Holding Limited                              England and Wales

Raleigh Fahrrader GmbH                             Germany

Derby Cycle Werke GmbH                             Germany

Raleigh International Limited                      England and Wales

Curragh Finance Company                            Ireland

Raleigh Ireland Limited                            Ireland

                                   SCHEDULE 2

                                   GUARANTORS

            NAME                                        JURISDICTION OF INCORPORATION
Derby Holding Limited                              England and Wales

Raleigh Industries Limited                         England and Wales

Raleigh International Limited                      England and Wales

Sturmey-Archer Limited                             England and Wales

Raleigh Industries of Canada Limited               Canada

The Derby Cycle Corporation                        The United States of America

Raleigh BV                                         Netherlands

Raleigh Europe BV                                  Netherlands

Koninklijke Gazelle BV                             Netherlands

Derby Nederland BV                                 Netherlands

Derby Holding BV                                   Netherlands

Sturmey-Archer Europa BV                           Netherlands

Lyon Investments BV                                Netherlands

Derby Holding (Deutschland) GmbH                   Germany

Raleigh Fahrrader GmbH                             Germany

NW Sportgerate GmbH                                Germany

Derby Cycle Werke GmbH                             Germany

Englebert Wiener Bike Parts GmbH                   Germany

Univega Worldwide Licence GmbH                     Germany

Univega Beteiligungen GmbH                         Germany

Univega Bikes & Sports Europe GmbH (formerly MS    Germany
 Sport Vertriebs GmbH)

Derby Fahrrader GmbH                               Germany

Derby WS Vermogenswerwaltungs GmbH                 Germany

            NAME                                        JURISDICTION OF INCORPORATION
Winora-Staiger GmbH                                Germany

Curragh Finance Company                            Ireland

Raleigh Ireland Limited                            Ireland

InterDerby Group Finance NV                        Netherlands Antilles

The British Cycle Corporation Limited              England and Wales

Triumph Cycle Co. Limited                          England and Wales

Raleigh (Services) Limited                         England and Wales

BSA Cycles Limited                                 England and Wales


                                   SCHEDULE 3

                       CONDITIONS PRECEDENT DOCUMENTATION

1.  RESOLUTIONS

    GENERAL

    A copy of a minute of the resolution of the Board of each Obligor certified by the Secretary thereof (or appropriately authorised person) of such Obligor approving this Amendment and Restatement Agreement and the terms of the Credit Agreement as amended and restated pursuant hereto and authorising the execution and delivery of this Amendment and Restatement Agreement and any other communications or documents to be delivered by the Obligors hereunder and thereunder.

2.  ACCESSION AGREEMENT

    At least two originals of the Guarantor Accession Agreement entered into by Derby Sweden AB together with all conditions precedent relating thereto as set out in Schedule 5 of the Credit Agreement. Provided that the Guarantee and each of the Security Documents to be provided by Derby Sweden AB shall be stated, in terms acceptable to the Banks' Swedish Counsel, as being conditional upon consent to such Guarantee or, as the case may be, such Security Documents, being provided by the appropriate Swedish Authority.

3.  TRANSACTION DOCUMENTS

    3.1 Evidence that the Diamond Back Acquisition Agreement has been entered into by all parties thereto, and that such agreement is in full force and effect, is in a form satisfactory to the Facility Agent, and that no Group Member has a right to rescind such agreement.

    3.2 An original or Certified Copy of the Diamond Back Acquisition Agreement together with any disclosure letter relating thereto.

    3.3 The Facility Agent being satisfied that no Financial Indebtedness or Encumbrances will exist following the completion of the Diamond Back Acquisition other than Permitted Financial Indebtedness and Permitted Encumbrances and for avoidance of doubt that Foothill Capital Corporation's and Forenings Sparkbanken AB's indebtedness (other than that Permitted Financial Indebtedness referred to at paragraph (c)(vii) of the Credit Agreement) has been satisfied, discharged and encumbrances released.

    3.4  Three Certified Copies of the German Amendment Agreement.

    3.5  Three Certified Copies of the Irish Supplemental Deed.

    3.6 A Certified Copy of the GSIC Indenture, the GSIC Notes, the Stockholders' Agreement and the Side Letter.

    4.   SECURITY DOCUMENTS

    4.1 Copies of all notices required to be despatched pursuant to the Diamond Back Security Documents duly completed by an Authorised Signatory.

    4.2 At least three copies of each of the Diamond Back Security Documents duly executed by all the parties thereto other than the Facility Agent and/or the Security Agent together with:

         4.2.1 share certificates in respect of any and all shares the subject matter of the security created by the Diamond Back Security Documents and (if applicable) executed transfer forms in respect thereof or where shares are not evidenced by certificates that notification of security over such shares has been entered in the Share Register (or such other recording or notification has been made in accordance with applicable laws), and all title documents relating to any land or buildings mortgaged or otherwise charged by the Diamond Back Security Documents or confirmation that such documents are held to the order of the Security Agent or are in course of being lodged with the appropriate registration authority and will thereafter be delivered to the order of the Security Agent.

    4.3 An original of each of the Intercreditor Agreements referred to in paragraphs (ii) and (iii) of the definition "INTERCREDITOR AGREEMENTS".

    4.4 A Certified Copy of an amendment to the Recapitalisation Agreement relating to the Additional Payment in the agreed form.

    5.   INFORMATION

    5.1 A duly executed application from Derby Sweden AB to the appropriate Swedish Authority in a form acceptable to the Facility Agent requesting the approval of such Swedish Authority to it providing a Guarantee and the Security Documents as contemplated by this Amendment and Restatement Agreement.

    5.2 A Certified Copy of the due diligence report prepared by Kirkland & Ellis and any disclosure letters thereto in respect of the Diamond Back Acquisition and, in each case, addressed to the Facility Agent and the Security Agent for and on behalf of themselves and the Secured Beneficiaries in the agreed form.

    5.3 A Certified Copy of the due diligence report prepared by Simmons and Simmons in respect of the Diamond Back Acquisition in the agreed form.

    5.4  Evidence that:

         5.4.1 Thayer Equity Investors III have subscribed in full an aggregate amount of not less than $22,750,000 in cash by way of equity in the Company (the "EQUITY SUBSCRIPTION") in the agreed form;

         5.4.2 the GSIC Note Issuer has received in aggregate not less than $20,000,000 in cash in respect of the GSIC Notes (the "GSIC NOTE PROCEEDS") and that such GSIC Notes are certified by the Company as being "Contribution Indebtedness" as defined under the Note Indentures;

         and the Equity Subscription and the GSIC Note Proceeds have been or will contemporaneously with the making of the Diamond Back Acquisition be paid into and be made available to the Purchasers so as to enable them to pay, in full, the purchase price, payable in respect of the Diamond Back Acquisition together with the Diamond Back Transaction Costs and any other payments and costs to be met by them pursuant to the terms of the Diamond Back Acquisition Agreement.

    5.5  The Amendment Fee Letters duly executed.

    5.6  A Certified Copy of the Diamond Back Funds Flow Memorandum.

    5.7 Payment instructions in respect of all funds at the completion of the Diamond Back Acquisition in accordance with the Diamond Back Funds Flow Memorandum.

    5.8  A Certified Copy of the Diamond Back Transaction Costs Letter.

    5.9 Certified Copy of the Memorandum, in the agreed form, relating to the IGF Liquidation.

    5.10 Certified copies of each of the Structure Memorandum and Intra Group Loan Memorandum updated to reflect the reorganisational steps to be made upon completion of the Diamond Back Acquisition and IGF Liquidation.

    5.11 A Certified Copy of the Amended and Restated Certificate of Incorporation of the Company.

6.   OPINIONS

    6.1 An Opinion from each of the counsel referred to at paragraphs 37 to 46 inclusive and 48 of Schedule 6 of the Credit Agreement, addressed to the Facility Agent, to the effect that notwithstanding the implementation of the matters referred to or contemplated by this Amendment and Restatement Agreement, the Security Documents to which their respective opinion related when issued previously in satisfaction of paragraphs 37 to 46 inclusive and 48 of Schedule 6 of the Credit Agreement remain valid and that the security taken pursuant thereto is valid and subsisting and that all appropriate registrations in connection therewith have been duly made and as to such matters relating to Obligors within their jurisdictions and their obligations under the Finance Documents to which they are a party as the Facility Agent may reasonably require.

    6.2 An opinion, addressed to the Facility Agent, the Security Agent and the Banks of Vinge, Swedish legal advisers to the Facility Agent, the Security Agent and the Banks, as to such matters relating to Derby Sweden AB and its obligations under the Finance Documents to which they are a party as the Facility Agent may reasonably require.

    6.3 An opinion, addressed to the Facility Agent, the Security Agent and the Banks of Kirkland & Ellis United States legal advisers to the Company, the Security Agent and the Banks, as to the Obligors incorporated in any state of the United States of America in respect of their obligations under the GSIC Documents and confirming that the amendments contemplated hereunder comply in all respects and are not inconsistent with the terms of the Senior Notes, and the validity and enforceability of the third amendment to the Recapitalisation Agreement.

    6.4 An opinion addressed to the Facility Agent, the Security Agent and the Banks of Brobeck, Phleger & Harrison LLP California legal advisers to the Facility Agent, the Security Agent and the Banks, as to such matters relating to Obligors within their jurisdictions and their obligations under the Finance Documents to which they are a party as the Facility Agent may reasonably require.

    6.5 An opinion, addressed to the Facility Agent, the Security Agent and the Banks of Allen & Gledhill Singapore legal advisers to the Facility Agent, the Security Agent and the Banks, as to each matter relating to the Vencap Holdings (1992) Pte Limited's obligations under the Intercreditor Agreement to which they are a party as the Facility Agent may reasonably require.

                                   SCHEDULE 4

                                   THE BANKS


Name

The Chase Manhattan Bank

ABN Amro Bank N.V.

The Governor and Company of the Bank of Scotland

BHF - Bank AG

Dresdner Bank AG, Grand Cayman branch

Lloyds Bank Plc

Midland Bank plc

ScotiaBank Europe Plc

The Sumitomo Bank, Limited

Banque Nationale de Paris

Istituto Bancario San Paolo di Torino SPA

Kredietbank (Nederland) N.V.

Oldenburgische Landesbank AG

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

The Bank of Nova Scotia

                                   SCHEDULE 5

                   THE AMENDED AND RESTATED CREDIT AGREEMENT

The Company

THE DERBY CYCLE CORPORATION

BY:  FRANK AGAR


The Borrowers

THE DERBY CYCLE CORPORATION FOR AND ON BEHALF OF

THE COMPANIES IDENTIFIED AS BORROWERS IN SCHEDULE 1

BY:  FRANK AGAR


The Guarantors

THE DERBY CYCLE CORPORATION FOR AND ON BEHALF OF

THE COMPANIES IDENTIFIED AS GUARANTORS IN SCHEDULE 2

BY:  FRANK AGAR



The Banks


ABN AMRO BANK N.V.


By:  JOHN EMPSON



SCOTIABANK EUROPE PLC


By:  JOHN EMPSON

DRESDNER BANK AG, GRAND CAYMAN BRANCH


By:  JOHN EMPSON



BANK OF SCOTLAND


By:  JOHN EMPSON



MIDLAND BANK PLC


By:  JOHN EMPSON



LLOYDS BANK PLC


By:  JILL MCCARTHY



THE SUMITOMO BANK, LIMITED


By:  JOHN EMPSON

BHF - BANK AG


By:  JOHN EMPSON



THE INDUSTRIAL BANK OF JAPAN, LIMITED


By:  JOHN EMPSON



SAO PAOLO IMI SPA


By:   JOHN EMPSON



KREDIETBANK (NEDERLAND) N.V.


By:  JOHN EMPSON



BANQUE NATIONALE DE PARIS


By:  JOHN EMPSON

THE GOVERNOR AND COMPANY OF

THE BANK OF IRELAND


By:  JOHN EMPSON



OLDENBURGISCHE LANDESBANK AG


By:  JOHN EMPSON



THE BANK OF NOVA SCOTIA


By:  ROGER KEAN

     JOHN EMPSON

The Facility Agent

CHASE MANHATTAN INTERNATIONAL LIMITED


By:  JOHN EMPSON



The Security Agent

CHASE MANHATTAN INTERNATIONAL LIMITED


By:   JOHN EMPSON



The Arranger

CHASE MANHATTAN PLC


By:   JOHN EMPSON



The Banks

CHASE MANHATTAN INTERNATIONAL LIMITED

AS AGENT AND SECURITY AGENT



By:   JOHN EMPSON